UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 22, 2004


                               CONMED CORPORATION
             (Exact name of registrant as specified in its charter)


           New York                        0-16093                16-0977505
-------------------------------            -------                ----------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
  incorporation or organization)        File Number)         Identification No.)



                                 525 French Road
                              Utica, New York 13502
                              ---------------------
          (Address of principal executive offices, including zip code)



                                 (315) 797-8375
                                 --------------
              (Registrant's telephone number, including area code)








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Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------


On April 22, 2004, the Audit Committee of the Board of Directors of CONMED Corporation and the management of the CONMED Corporation Retirement Savings Plan (the "Plan") approved a change in the independent accountants of the Plan to Insero, Kasperski, Ciaccia & Company, P.C. for the year ending December 31, 2003, and the dismissal of PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP on the financial statements of the Plan for the years ended December 31, 2002 and 2001, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principle. In connection with its audits for the years ended December 31, 2002 and 2001, and the unaudited interim period from January 1, 2003 through April 22, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Plan's financial statements for such years. No reportable event as described in Regulation S-K, Item 304 (a) (1) (v) has occurred within the Plan years ended December 31, 2002 and 2001, and the unaudited interim period from January 1, 2003 through April 22, 2004.

The Plan's management did not consult with Insero, Kasperski, Ciaccia & Company, P.C. during the years ended December 31, 2002 and 2001, and the unaudited interim period from January 1, 2003 through April 22, 2004, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K, Item 304 (a) (1) (iv) and Regulation S-K, Item 304 (a) (1) (v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, relating to which either a written report was provided to the Plan's management or oral advice was provided that Insero, Kasperski, Ciaccia & Company, P.C. concluded was an important factor considered by the Plan's management in reaching a decision as to the accounting, auditing, or financial reporting issue.

The Plan's management has provided PricewaterhouseCoopers LLP with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of PricewaterhouseCoopers LLP to the disclosures set forth in this section.








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Item 7.                   Financial Statements and Exhibits
                          ---------------------------------

Exhibit 16        Letter from Registrant's prior independent accountants







                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CONMED CORPORATION
                                                  (Registrant)


                                               By:/s/    Robert D. Shallish, Jr.
                                                  ------------------------------
                                                    Vice President-Finance and
                                                    Chief Financial Officer



Date:     April 29, 2004











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                                  EXHIBIT INDEX



Exhibit
Number            Exhibit Description

16                Letter from Registrant's prior independent accountants.













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